UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEVRO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 20, 2019.  Meeting Information  NEVRO CORP.  Meeting Type: Annual Meeting  For holders as of: April 2, 2019  Date: May 20, 2019 Time: 10:30 AM, PDT  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/NVRO2019.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/NVRO2019 and be sure to have  the information that is printed in the box marked by the arrow  (located on the following page).  .  XXXX XXXX XXXX XXXX  NEVRO CORP.   1800 BRIDGE PARKWAY  REDWOOD CITY, CA 94065  You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E72797-P22411  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 6, 2019 to facilitate timely delivery.  How To Vote  E72798-P22411  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/NVRO2019. Have the information that is printed in the box marked by  the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Elizabeth Weatherman 02) Wilfred E. Jaeger, M.D. 03) D. Keith Grossman The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the selection, by the Audit Committee of the Company's Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company's proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission 4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to phase in the declassification of the Company's Board of Directors 5. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirements NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E72799-P22411

E72800-P22411